UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: December 12, 2007

Home Federal Bancorp, Inc.
(Exact name of registrant as specified in its charter)

Maryland	001-33795	26-0886727
(State or other jurisdiction	(Commission File	(I.R.S. Employer
of incorporation)	Number)	Identification No.)

   Nampa, Idaho 83651
(Address of principal executive offices and zip code)

(208) 466-4634
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17
      CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17
     CFR 240.13e-4(c))

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Item 8.01 Other Events

On December 12, 2007, Home Federal Bancorp, Inc., a recently formed Maryland corporation (the "Company"), the proposed holding company for Home Federal Bank (the "Bank") and successor company for Home Federal Bancorp, Inc., a Federal corporation, issued a press release announcing the results of the subscription offering and community offering portion of its second step conversion, which concluded on December 11, 2007. The Company also announced today that it has applied to the Office of Thrift Supervision to increase the maximum purchase limitation in the offering  from 5% of the shares sold in the offering to 1,108,980 shares, in all categories of the offering combined, including the syndicated offering.  The Company also announced today that it expects to sell in the aggregate no more than 12,000,000 shares in the subscription offering, community offering and the syndicated offering, subject to market conditions, independent appraiser review and regulatory approval.

Item 9.01 Financial Statements and Exhibits

         (c)       Exhibits

        99.1     Press release dated December 12, 2007

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

HOME FEDERAL BANCORP, INC.

Date: December 12, 2007	By: /s/ Robert A. Schoelkoph
Robert A. Schoelkoph
Senior Vice President and
Chief Financial Officer

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Exhibit 10.13

Press Release dated December 12, 2007

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FOR IMMEDIATE RELEASE

HOME FEDERAL BANCORP, INC. ANNOUNCES THE RESULTS OF ITS
SUBSCRIPTION AND COMMUNITY STOCK OFFERING;
PURSUES SYNDICATE ORDERS

        Nampa, Idaho, December 12, 2007: Home Federal Bancorp, Inc. (the "Company"), a newly-formed Maryland holding company, the proposed holding company for Home Federal Bank and the successor company for Home Federal Bancorp, Inc., a federally chartered corporation (NASDAQ Global Market: HOME), today announced that it has completed the subscription and community offering portion of its second-step conversion. A total of 775 orders were received in the subscription and community offering, totaling 1,230,180 shares, excluding the shares to be purchased by the employee stock ownership plan, at a purchase price of $10.00 per share. These orders will be maintained by the Company, with interest on subscribers' funds continuing to accrue until completion of the offering.

        In addition, the Company announced today that it has applied to the Office of Thrift Supervision to increase the maximum purchase limitation from 5% of the shares sold in the offering to 1,018,980 shares, in all categories of the offering combined, including the syndicated offering.

        The Company also announced today that, as contemplated in the prospectus, it has commenced a syndicated offering. Keefe, Bruyette & Woods, Inc. is acting as lead manager for the syndicated offering, which is being conducted on a best efforts basis. Neither Keefe, Bruyette & Woods, Inc. nor any other member of the syndicate group is required to purchase any shares in the offering. The completion of the offering remains subject to (1) approval of the conversion by the stockholders of Home Federal Bancorp, Inc. and the members of Home Federal MHC at special meetings to be held on December 17, 2007, (2) final approval from the Office of Thrift Supervision to complete the conversion and the offering, including approval of an updated appraisal, and (3) the sale of at least 10,200,000 shares.

        Subject to market conditions, independent appraiser review and regulatory approval, the Company expects to sell in the aggregate no more than 12,000,000 shares, which is the midpoint of the offering range set forth in the prospectus, in the subscription offering, community offering and the syndicated offering.

        Home Federal Bancorp, Inc. is the holding company for Home Federal Bank, a federally chartered savings bank headquartered in Nampa, Idaho that had $709 million in assets at September 30, 2007. Home Federal Bank was originally founded in 1920, as a building and loan association and reorganized as a federal mutual savings and loan association in 1936. In 2004, Home Federal Bancorp, Inc. completed its initial public stock offering. Investors may obtain additional information about Home Federal Bancorp, Inc. on the Internet at www.myhomefed.com, under the Investor Relations section.

        This press release contains certain forward-looking statements. These forward-looking statements are made in good faith pursuant to the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. The words "may," "could," "should," "would," "believe," "anticipate," "estimate," "expect," "intend," "plan" and similar expressions are intended to identify forward-looking statements. These forward-looking statements may be subject to significant known and unknown risks, uncertainties, and other factors, including, but not limited to, those matters referred to in the preceding sentence.

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        Although we believe that the expectations reflected in such forward-looking statements are reasonable, actual results may differ materially from the results discussed in these forward-looking statements. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. United Financial Bancorp, Inc. undertakes no obligation to republish revised forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

        Home Federal Bancorp, Inc. has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the "SEC") for the offering to which this communication relates. This press release is neither an offer to sell nor a solicitation of an offer to buy shares of common stock nor shall there be any sale of these securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. The offer is made only by the prospectus. Home Federal Bancorp, Inc. has filed a proxy statement/ prospectus concerning the conversion with the SEC. Stockholders of Home Federal Bancorp, Inc. are urged to read the proxy statement/ prospectus because it contains important information. Investors are able to obtain all documents filed with the SEC by Home Federal Bancorp, Inc. free of charge by visiting EDGAR on the SEC's website at www.sec.gov. In addition, documents filed with the SEC by Home Federal Bancorp, Inc. are available free of charge from the Corporate Secretary of Home Federal Bancorp, Inc. at 500 12th Avenue, Nampa, Idaho 83651, telephone (208) 466-4634. The directors, executive officers, and certain other members of management and employees of Home Federal Bancorp, Inc. are participants in the solicitation of proxies in favor of the conversion from the stockholders of Home Federal Bancorp, Inc. Information about the directors and executive officers of Home Federal Bancorp, Inc. is included in the proxy statement/ prospectus filed with the SEC.

        The shares of common stock are not savings accounts or savings deposits, may lose value and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

CONTACT: Daniel L. Stevens, Chairman, President and Chief Executive Officer
TELEPHONE: (208) 466-4634

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